SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

UNITED DOMINION REALTY TRUST, INC.

(Exact name of Registrant as specified in its charter)

Virginia	1-10524	54-0857512
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129

(Address of principal executive offices)(Zip Code)

(720) 283-6120

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

The following information is furnished pursuant to Item 12. “Results of Operations and Financial Condition” and is furnished under Item 9. “Regulation FD Disclosure” in accordance with SEC Release No. 33-8216.

On April 28, 2003, United Dominion Realty Trust, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.

By:	/s/ Christopher D. Genry
Christopher D. Genry Executive Vice President and Chief Financial Officer

Date: April 28, 2003

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 28, 2003